UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

2801 N Central Expressway
Suite 1600
Dallas, Texas		75204
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As discussed in Item 5.07 below, at the Wingstop Inc. (the “Company”) 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) held on May 22, 2025 (the “Effective Date”), the stockholders of the Company approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) declassify the Board of Directors of the Company (the “Board”) and provide for the annual election of directors (the “Declassification Amendment”) and (ii) eliminate the supermajority voting provisions contained therein (the “Supermajority Elimination Amendment” and, together with the Declassification Amendment, the “Governance Amendments”).
Detailed descriptions of the Governance Amendments were set forth in Proposals Four and Five in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”), which descriptions are incorporated herein by reference and are qualified in their entirety by reference to the complete text of the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Governance Amendments became effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on the Effective Date.
Additionally, on the Effective Date, the Board approved an amendment to the Company’s bylaws (the “Bylaws”), which became effective concurrently with the effectiveness of the Governance Amendments, as the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Bylaws were amended to eliminate the sole supermajority voting provision contained therein relating to the amendment of the Bylaws, to give effect to the Supermajority Elimination Amendment.
The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 22, 2025, the Company held its 2025 Annual Meeting, at which the following proposals were voted upon:
Proposal 1: Election of Directors
Each director nominee was elected to the Board for a three-year term expiring at the annual meeting of stockholders to be held in 2028 and received the votes set forth below:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Krishnan (Kandy) Anand	24,707,278.15	653,234.00	1,047,370.00
David L. Goebel	24,870,420.77	490,091.38	1,047,370.00
Thomas R. Greco	25,124,059.77	236,452.38	1,047,370.00
Michael J. Hislop	24,902,265.77	458,246.38	1,047,370.00
Proposal 2: Ratification of the appointment of KPMG LLP
The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was approved by the following vote:

Votes Cast For	Votes Cast Against	Abstentions
26,364,790.15	30,453.00	12,639.00

Proposal 3: Advisory vote to approve executive compensation
The compensation of the Company’s named executive officers was approved, on an advisory basis, as set forth below:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
25,053,175.17	293,948.00	13,388.98	1,047,370.00
Proposal 4: Approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board

The amendment to the Company’s Certificate of Incorporation to declassify the Board and provide for the annual election of directors was approved by the following vote:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
25,275,903.00	80,840.16	3,768.98	1,047,370.00
Proposal 5: Approval of an amendment to the Company’s Certificate of Incorporation to eliminate supermajority voting provisions
The amendment to the Company’s Certificate of Incorporation to eliminate the supermajority voting provisions contained therein was approved by the following vote:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
25,312,463.00	44,466.16	3,582.98	1,047,370.00

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment, dated May 22, 2025, to the Amended and Restated Certificate of Incorporation of Wingstop Inc.
3.2	Amended and Restated Bylaws of Wingstop Inc., effective as of May 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	May 23, 2025	By:	/s/ Albert G. McGrath
Senior Vice President